Exhibit 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT


         This SECOND AMENDMENT TO CREDIT AGREEMENT ("Amendment") is dated as of August 8, 2005 by and among All American Semiconductor, Inc., a Delaware corporation (the "Company"), Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent (the "Agent"), U.S. Bank National Association, as Co-Agent (the "Co-Agent") and the lenders from time to time party thereto (the "Lenders").

         WHEREAS, the Company, the Agent, the Co-Agent and the Lenders are parties to a certain Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated June 11, 2004 (as such agreement may have been or may hereafter be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Company has requested that the Agent and the Lenders agree to amend certain provisions of the Credit Agreement, as more particularly set forth herein;

         NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Amendments. Subject to prior satisfaction of the conditions set forth in Section 4 below and in reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.12(b) (Commitment Terminations) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b)     On the effective date of any termination of all of
         the Revolving Credit Commitments and prepayment of all the Obligations, if such termination and prepayment occurs on or before August 31, 2007, the Borrower shall pay a prepayment premium to the Administrative Agent for the ratable benefit of the Lenders in proportion to their respective Revolver Percentages of the Revolving Credit Commitments, as liquidated damages for the loss of bargain and not as a penalty, in an amount equal to the percentage set forth below of the amount of the relevant Revolving Credit Commitments:

                                                            PREPAYMENT PREMIUM
                                                          SHALL BE THE FOLLOWING
                                                             PERCENTAGE OF THE
IF PREPAYMENT OCCURS DURING THE PERIOD                        REVOLVING CREDIT
                                                                COMMITMENTS

   FROM AND INCLUDING         TO AND INCLUDING

     August 8, 2005            August 31, 2007                      1.0%"

                  (b) The last sentence of Section 2.1(d) (Audit Fees) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Notwithstanding the foregoing, in the absence of any Default or Event of Default, the Borrower shall not be required to pay the Administrative Agent or any Lender for the charges, costs or expenses of more than 2 such audits per calendar year."

                  (c) The grid contained in the definition of "Applicable Margin" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                                                      APPLICABLE MARGIN      APPLICABLE MARGIN
                                                     FOR BASE RATE LOANS       FOR EURODOLLAR
                                                      UNDER REVOLVING           LOANS UNDER              APPLICABLE
                                                         CREDIT AND           REVOLVING CREDIT           MARGIN FOR
                 DEBT SERVICE COVERAGE                  REIMBURSEMENT       AND LETTER OF CREDIT      COMMITMENT FEES
  "LEVEL      RATIO FOR SUCH PRICING DATE           OBLIGATIONS SHALL BE:      FEES SHALL BE:             SHALL BE:
     I       Greater than 2.75 to 1.0                     -0.25%                    1.75%                  0.15%

    II       Less than or equal to 2.75 to                 0.00%                    2.00%                  0.15%
             1.0, but greater than 2.00 to 1.0

    III      Less than or equal to 2.00 to                 0.25%                    2.25%                  0.15%
             1.0, but greater than 1.25 to 1.0

    IV       Less than or equal to 1.25 to                 0.50%                    2.50%                  0.15%
             1.0, but greater than 1.05 to 1.0

     V       Less than or equal to 1.05 to                 0.75%                    2.75%                  0.15%"
             1.0

                  (d) Clause (a) of the definition of "Borrowing Base" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(a) the sum of (i) up to 85% of the difference between the then outstanding unpaid amount of Eligible Receivables (other than foreign insured Eligible Receivables described in clause (g)(ii) of the definition of Eligible Receivables) less any and all returns, rebates, discounts, claims, credits, allowances and/or finance charges of any nature at any time issued, owing, available to or claimed by Account Debtors, granted, outstanding or payable in connection with such Eligible Receivables at such time and
         (ii) up to 90% of the difference between the then outstanding unpaid amount of foreign insured Eligible Receivables described in clause
         (g)(ii) of the definition of Eligible Receivables less any and all returns, rebates, discounts, claims, credits, allowances and/or finance charges of any nature at any time issued, owing, available to or claimed by Account Debtors, granted, outstanding or payable in connection with such Eligible Receivables at such time; plus"

                  (e) Clause (b) of the definition of "Borrowing Base" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(b) the least of (i) $53,000,000, (ii) the sum of (w) up to 50% of the value (computed at the lower of market or cost using the first-in first-out method of Inventory valuation applied by the Borrower in accordance with GAAP but excluding from any such value inventoriable variances (defined herein to mean that portion of capitalized overhead costs which represent the portion of such costs in excess of standard overhead costs which are needed to state the Borrower's Inventory at actual FIFO cost and intercompany profits associated with intercompany sales)) of Eligible Inventory other than in-transit Eligible Inventory plus (x) up to 40% of the Inventory Value (as computed above) of Eligible Slow-Moving Inventory plus (y) the lesser of (A) up to 20% of the value (as computed above) of Eligible Non-Franchise Inventory other than in-transit Eligible Non-Franchise Inventory and (B) $600,000 plus (z) the lesser of (A) up to 50% of the value of in-transit Eligible Inventory and in-transit Eligible Non-Franchise Inventory and (B) $1,500,000; and (iii) 100% of the amount derived pursuant to clause (a) above;"

                  (f) Clause (j) of the definition of "Eligible Inventory" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(j) [Intentionally omitted];"

                  (g) Clause (d) of the definition of "Eligible Receivables" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(d) it has not remained unpaid in whole or in part more than 90 days from and after its invoice date; or, in the case of an aggregate amount of up to $5,000,000 of Receivables subject to 30 to 60 day extended payment terms, it has not remained unpaid in whole or in part more than 120 days after its invoice date;"

                  (h) The definition of "Revolving Credit Commitment" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  " 'Revolving Credit Commitment' means, as to any Lender, the obligation of such Lender to make Revolving Loans and to participate in Letters of Credit issued for the account of the Borrower hereunder in an aggregate principal or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1 attached hereto and made a part hereof, as the same may be reduced or modified at any time or from time to time pursuant to the terms hereof. The Borrower and the Lenders acknowledge and agree that the Revolving Credit Commitments of the Lenders aggregate $100,000,000 on the date hereof."

                  (i) The definition of "Slow-Moving Inventory" set forth in Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  " 'Slow-Moving Inventory' means Inventory that is aged more than 12 months, from the date of last receipt."

                  (j)      The definition of "Termination Date" set forth in
Section 5.1 (Definitions) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  " 'Termination Date' means May 31, 2009, or such earlier date on which the Revolving Credit Commitments are terminated in whole pursuant to Sections 1.12, 9.2 or 9.3 hereof."

                  (k) The following definition of "Eligible Non-Franchise Inventory" is hereby inserted into Section 5.1 (Definitions) of the Credit Agreement in appropriate alphabetical order:

                  " 'Eligible Non-Franchise Inventory' means any Inventory other than (i) Franchise Inventory and (ii) up to $2,500,000 of Inventory of the AVED Memory division of AVED Industries, Inc. consisting of memory components or memory modules, which Inventory satisfies all eligibility requirements contained in the definition of Eligible Inventory other than the requirement set forth in clause (a) of such definition."

                  (l) The following definition of "Eligible Slow Moving Inventory" is hereby inserted into Section 5.1 (Definitions) of the Credit Agreement in appropriate alphabetical order:

                  " 'Eligible Slow-Moving Inventory' means Inventory that constitutes Eligible Inventory, except that it does not comply with clause (d) of the definition thereof."

                  (m) The following definition of "Inventory Value" is hereby inserted into Section 5.1 (Definitions) of the Credit Agreement in appropriate alphabetical order:

                  " 'Inventory Value' means that the sum of (a) 100% of the value of Inventory aged more than 12 months from the date of last receipt, but less than or equal to 18 months from the date of last receipt, (b) 50% of the value of Inventory aged more than 18 months from the date of last receipt, but less than or equal to 36 months from the date of last receipt, and (c) 0% of the value of Inventory aged more than 36 months."

                  (n) Clause (g) of Section 8.9 (Investments, Acquisitions, Loans and Advances) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(g) intercompany advances and capital contributions made from time to time by the Borrower to AASI UK, at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $5,000,000 at any time outstanding;"

                  (o) Clause (n) of Section 8.9 (Investments, Acquisitions, Loans and Advances) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(n) intercompany advances, capital contributions and other investments made from time to time by the Borrower to AASI Korea, at a time when no Event of Default is in existence (unless otherwise agreed by the Required Lenders), in an aggregate amount not to exceed $4,000,000 at any time outstanding; and;"

                  (p) Clause (c) of Section 8.22 (Financial Covenants) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "(c) Debt Service Coverage Ratio. The Debt Service Coverage Ratio shall not, on the last day of any calendar quarter in any period set forth below, for the 12 month period ending on such date, be less than the ratio set forth below opposite such period:

               Period                                      Ratio
               ------                                      -----

September 30, 2005 and thereafter                       1.10 to 1.0

                  (q) Schedule 1 (Revolving Credit Commitments) to the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A attached hereto.

         3. Addition of New Lender. By its execution hereof, FB Commercial Finance, Inc. ("FB") has agreed to become a Lender under the Credit Agreement and to provide a Revolving Credit Commitment equal to $15,000,000.

         4. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

         (a) The Company shall have executed and delivered this Amendment, together with such other documents, agreements and instruments as Agent may require, each in form and substance satisfactory to Agent, including, without limitation, each Reaffirmation of Guaranty attached hereto, fully-executed Second Amended and Restated Revolving Notes ("A/R Notes") or in the case of FB, a Revolving Note (the "FB Revolving Note"), issued to each Lender in an aggregate principal amount of $100,000,000, fully-executed certified board resolutions of the Company authorizing the execution of this Amendment and the A/R Notes and the FB Revolving Note, a good standing certificate of the Company from the State of Delaware, the Company's Certificate of Incorporation certified by the State of Delaware, and a legal opinion issued by the Company's counsel;

         (b) no Default or Event of Default shall have occurred and be continuing; and

         (c) the Company shall have paid to the Agent, for the pro rata benefit of the Lenders, an amendment fee equal to $85,000.

         5. Representations and Warranties. To induce the Agent and the Lenders to enter into this Amendment, the Company represents and warrants to the Agent and the Lenders that (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Company and that this Amendment has been duly executed and delivered by the Company, (b) each of the representations and warranties set forth in Section 6 of the Credit Agreement (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof) are true and correct in all material respects as of the date hereof and after giving effect to the terms hereof, and (c) no Default or Event of Default shall have occurred and be continuing before or immediately after giving effect to this Amendment.

         6. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

         7. Severability; Counterparts. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

         8. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the

Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         9. Return of Revolving Notes. Each Lender (other than FB) agrees that promptly after the effectiveness of this Amendment and delivery to such Lender of the applicable A/R Note, it shall deliver to Agent, and Agent shall promptly deliver to the Company for cancellation, such Lender's existing Revolving Note.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

                                    ALL AMERICAN SEMICONDUCTOR, INC.,
                                     a Delaware corporation



                                    By: /s/ BRUCE M. GOLDBERG
                                        ----------------------------------------
                                        Name: Bruce M. Goldberg
                                             -----------------------------------
                                        Title: President and CEO
                                              ----------------------------------


                                    HARRIS N.A., SUCCESSOR BY MERGER TO HARRIS
                                    TRUST AND SAVINGS BANK, as Administrative
                                    Agent and as a Lender



                                    By: /s/ JEAN R. ELIE
                                        ----------------------------------------
                                        Name:  Jean R. Elie
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                    U.S. BANK NATIONAL ASSOCIATION, as Co-Agent and as a Lender



                                    By: /s/ THOMAS VISCONTI
                                        ----------------------------------------
                                        Name:  Thomas Visconti
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                    GMAC COMMERCIAL FINANCE LLC, as a Lender



                                    By: /s/ PAMELA D. PETRICK
                                        ----------------------------------------
                                        Name: Pamela D. Petrick
                                             -----------------------------------
                                        Title: First Vice President
                                              ----------------------------------


                                    PNC BANK, NATIONAL ASSOCIATION, as a Lender



                                    By: /s/ BRUCE METTEL
                                        ----------------------------------------
                                        Name:  Bruce Mettel
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    FB COMMERCIAL FINANCE, INC., as a Lender



                                    By: /s/ WALTER CASTILLO
                                        ----------------------------------------
                                        Name:  Walter Castillo
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                    EXHIBIT A
                                    ---------

                         SCHEDULE 1 TO CREDIT AGREEMENT

                          Revolving Credit Commitments


              NAME OF LENDER                         REVOLVING CREDIT COMMITMENT

Harris N.A., successor by merger to Harris Trust           $ 25,000,000.00
and Savings Bank

U.S. Bank National Association                             $ 20,000,000.00

GMAC Commercial Finance LLC                                $ 20,000,000.00

PNC Bank, National Association                             $ 20,000,000.00

FB Commercial Finance, Inc.                                $ 15,000,000.00
                                                    ----------------------------
                            TOTAL                          $100,000,000.00

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Second Amendment to Credit Agreement of even date herewith (the "Amendment"), each of the undersigned hereby reaffirms its obligations under that certain Master Corporate Guaranty dated as of May 14, 2003 by it in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  Each of the undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

                  This Reaffirmation of Guaranty is dated as of August 8, 2005.


                            Access Micro Products, Inc.
                            All American A.V.E.D., Inc.
                            All American Added Value, Inc.
                            All American Semiconductor of Atlanta, Inc.
                            All American Semiconductor of Chicago, Inc.
                            All American Semiconductor of Florida, Inc.
                            All American Semiconductor of Huntsville, Inc.
                            All American Semiconductor of Massachusetts, Inc. All American Semiconductor of Michigan, Inc.
                            All American Semiconductor of Minnesota, Inc.
                            All American Semiconductor of New York, Inc.
                            All American Semiconductor of Philadelphia, Inc.
                            All American Semiconductor of Phoenix, Inc.
                            All American Semiconductor of Portland, Inc.
                            All American Semiconductor of Rockville, Inc.
                            All American Semiconductor of Salt Lake, Inc.
                            All American Semiconductor of Texas, Inc.
                            All American Semiconductor-Northern California, Inc. All American Semiconductor of Washington, Inc.
                            All American Technologies, Inc.
                            All American Transistor of California, Inc.
                            Aved Industries, Inc.
                            Palm Electronics Manufacturing Corp.
                            All American Semiconductor of Ohio, Inc.
                            All American Semiconductor of Wisconsin, Inc.
                            All American Semiconductor of Rhode Island, Inc.
                            All American IDT, Inc.
                            AGD China, Inc.


                            Each by: /s/ BRUCE M. GOLDBERG
                                     -------------------------------------------
                            Its:  President and CEO


                            AMERICAPITAL, LLC

                            By:  All American Semiconductor, Inc.,
                                 its sole member


                            By: /s/ BRUCE M. GOLDBERG
                                ------------------------------------------------
                            Its:  President & CEO

                            REAFFIRMATION OF GUARANTY


                  In order to induce Harris N.A., successor by merger to Harris Trust and Savings Bank, as Administrative Agent ("Agent") for various lenders ("Lenders"), and Lenders to execute and deliver that certain Second Amendment to Credit Agreement of even date herewith (the "Amendment"), the undersigned hereby reaffirms its obligations under that certain Corporate Guaranty and Covenant dated as of May 14, 2003 by it in favor of Agent (the "Guaranty"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement dated as of May 14, 2003, as amended by that certain First Amendment to Credit Agreement dated as of June 11, 2004, by and among Agent, Lenders and All American Semiconductor, Inc. (as the same has been, and may be from time to time, amended, supplemented or otherwise modified, the "Credit Agreement").

                  The undersigned further agrees that the Guaranty shall remain in full force and effect following the execution and delivery of the Amendment and that all references to the "Credit Agreement" in the Guaranty executed by it shall be deemed to refer to the Credit Agreement as amended by the Amendment. Except as set forth in the immediately preceding sentence, the Guaranty shall remain unmodified and in full force and effect.

                  This Reaffirmation of Guaranty is dated as of August 8, 2005.


                                             ALL AMERICAN SEMICONDUCTOR OF
                                             CANADA, INC.


                                             By: /s/ BRUCE M. GOLDBERG
                                                 -------------------------------
                                                Its:  President and CEO